                                                                     Ex 99. (n)

                                  APPENDIX A

                          RULE 18f-3 MULTI-CLASS PLAN
                            WELLS FARGO FUNDS TRUST

                                                                 Maximum
                                                                 Initial                      Maximum
Funds Trust Multi Class                                           Sales  Maximum  Maximum   Shareholder
Funds and Share Classes                                          Charge   CDSC   12b-1 Fee Servicing Fee
-----------------------                                          ------- ------- --------- -------------
1. Asset Allocation Fund
       Class A                                                    5.75    1.00^    None        0.25
       Class B                                                    None    5.00     0.75        0.25
       Class C                                                    None    1.00     0.75        0.25
       Administrator Class                                        None    None     None        0.25

2. California Limited-Term Tax-Free Fund
       Class A                                                    3.00    0.50     None        0.25
   Class C                                                        None    1.00     0.75        0.25
       Administrator Class                                        None    None     None        0.25

3. California Tax-Free Fund
       Class A                                                    4.50    1.00^    None        0.25
       Class B                                                    None    5.00     0.75        0.25
       Class C                                                    None    1.00     0.75        0.25
       Administrator Class                                        None    None     None        0.25

4. California Tax-Free Money Market Fund
       Class A                                                    None    None     None        0.25
       Service Class                                              None    None     None        0.25

5. Capital Growth Fund
   Administrator Class                                            None    None     None        0.25
   Investor Class                                                 None    None     None        0.25
   Institutional Class                                            None    None     None        None

6. Cash Investment Money Market Fund
   Administrator Class                                            None    None     None        0.10
   Institutional Class                                            None    None     None        None
       Service Class                                              None    None     None        0.25
   Select Class/1/                                                None    None     0.00        0.00

7. Colorado Tax-Free Fund
       Class A                                                    4.50    1.00^    None        0.25
       Class B                                                    None    5.00     0.75        0.25
       Administrator Class                                        None    None     None        0.25

8. Common Stock Fund
   Class A                                                        5.75    None     None        0.25
   Class B                                                        None    5.00     0.75        0.25
   Class C                                                        None    1.00     0.75        0.25
   Class Z                                                        None    None     None        0.25

--------
^ Class A shares that are purchased at NAV in amounts of $1,000,000 or more have no initial sales charge and will be assessed a 1.00% CDSC (0.50% for the Short Duration Government Bond Fund, National Limited-Term Tax-Free Fund, Stable Income Fund and Ultra-Short Duration Bond Fund) if they are redeemed within one year from the date of purchase, unless the dealer of record waives its commission with a Fund's approval. Class A shares purchased at NAV in amounts of less than $1,000,000 have an initial sales charge and will not be assessed a CDSC.
/1/ On November 8, 2006, the Board of Trustees approved the establishment of the Select Class shares for the Cash Investment Money Market Fund and the Heritage Money Market Fund. The Select Class is expected to commence operations on or about July 1, 2007.

                                                                 Maximum
                                                                 Initial                      Maximum
Funds Trust Multi Class                                           Sales  Maximum  Maximum   Shareholder
Funds and Share Classes                                          Charge   CDSC   12b-1 Fee Servicing Fee
-----------------------                                          ------- ------- --------- -------------
9. Corporate Bond Fund
   Advisor Class                                                  None    None     None        0.25
   Investor Class                                                 None    None     None        0.25
   Institutional Class                                            None    None     None        None

10.C&B Large Cap Value Fund
   Class A                                                        5.75    1.00^    None        0.25
       Class B                                                    None    5.00     0.75        0.25
       Class C                                                    None    1.00     0.75        0.25
   Class D                                                        None    None     None        0.25
       Administrator Class                                        None    None     None        0.25
   Institutional Class                                            None    None     None        None

11.C&B Mid Cap Value Fund
   Class A                                                        5.75    1.00^    None        0.25
   Class B                                                        None    5.00     0.75        0.25
   Class C                                                        None    1.00     0.75        0.25
   Class D                                                        None    None     None        0.25
   Administrator Class                                            None    None     None        0.25
   Institutional Class                                            None    None     None        None

12.Discovery Fund
   Administrator Class                                            None    None     None        0.25
   Institutional Class                                            None    None     None        None
   Investor Class                                                 None    None     None        0.25

13.Diversified Equity Fund
       Class A                                                    5.75    1.00^    None        0.25
       Class B                                                    None    5.00     0.75        0.25
       Class C                                                    None    1.00     0.75        0.25
       Administrator Class                                        None    None     None        0.25

14.Dividend Income Fund
   Administrator Class                                            None    None     None        0.25
   Investor Class                                                 None    None     None        0.25

15.Dow Jones Target Today Fund
       Class A                                                    5.75    1.00^    None        0.25
       Class B                                                    None    5.00     0.75        0.25
       Class C                                                    None    1.00     0.75        0.25
       Administrator Class                                        None    None     None        0.25
       Institutional Class                                        None    None     None        None
       Investor Class/2/                                          None    None     None        0.25

16.Dow Jones Target 2010 Fund
       Class A                                                    5.75    1.00^    None        0.25
       Class B                                                    None    5.00     0.75        0.25
       Class C                                                    None    1.00     0.75        0.25
       Administrator Class                                        None    None     None        0.25
       Institutional Class                                        None    None     None        None
   Investor Class/2/                                              None    None     None        0.25

--------
^ Class A shares that are purchased at NAV in amounts of $1,000,000 or more have no initial sales charge and will be assessed a 1.00% CDSC (0.50% for the Short Duration Government Bond Fund, National Limited-Term Tax-Free Fund, Stable Income Fund and Ultra-Short Duration Bond Fund) if they are redeemed within one year from the date of purchase, unless the dealer of record waives its commission with a Fund's approval. Class A shares purchased at NAV in amounts of less than $1,000,000 have an initial sales charge and will not be assessed a CDSC.
/2/ On November 8, 2006, the Board of Trustees approved the establishment of Investor Class shares to the Dow Jones Target 2010, Dow Jones Target 2020, Dow Jones 2030, Dow Jones 2040 and Dow Jones Target Today Funds. The Investor Class is expected to commence operations on or about January 31, 2007.

                                                                 Maximum
                                                                 Initial                      Maximum
Funds Trust Multi Class                                           Sales  Maximum  Maximum   Shareholder
Funds and Share Classes                                          Charge   CDSC   12b-1 Fee Servicing Fee
-----------------------                                          ------- ------- --------- -------------
17.Dow Jones Target 2020 Fund
       Class A                                                    5.75    1.00^    None        0.25
       Class B                                                    None    5.00     0.75        0.25
       Class C                                                    None    1.00     0.75        0.25
       Administrator Class                                        None    None     None        0.25
       Institutional Class                                        None    None     None        None
   Investor Class2                                                None    None     None        0.25

18.Dow Jones Target 2030 Fund
       Class A                                                    5.75    1.00^    None        0.25
       Class B                                                    None    5.00     0.75        0.25
       Class C                                                    None    1.00     0.75        0.25
       Administrator Class                                        None    None     None        0.25
       Institutional Class                                        None    None     None        None
   Investor Class/2/                                              None    None     None        0.25

19.Dow Jones Target 2040 Fund
       Class A                                                    5.75    1.00^    None        0.25
       Class B                                                    None    5.00     0.75        0.25
       Class C                                                    None    1.00     0.75        0.25
       Administrator Class                                        None    None     None        0.25
       Institutional Class                                        None    None     None        None
   Investor Class/2/                                              None    None     None        0.25

20.Dow Jones Target 2050 Fund/3/
   Investor Class                                                 None    None     0.00        0.25
   Institutional Class                                            None    None     0.00        0.00
   Administrator Class                                            None    None     0.00        0.25

21.Emerging Growth Fund/4/
   Administrator Class                                            None    None     0.00        0.25
   Investor Class                                                 None    None     0.00        0.25

22.Emerging Markets Focus Fund
       Class A                                                    5.75    1.00^    None        0.25
       Class B                                                    None    5.00     0.75        0.25
       Class C                                                    None    1.00     0.75        0.25
       Administrator Class                                        None    None     None        0.25

23.Endeavor Large Cap Fund
   Class A                                                        5.75    1.00^    None        0.25
   Class B                                                        None    5.00     0.75        0.25
   Class C                                                        None    1.00     0.75        0.25

--------
^ Class A shares that are purchased at NAV in amounts of $1,000,000 or more have no initial sales charge and will be assessed a 1.00% CDSC (0.50% for the Short Duration Government Bond Fund, National Limited-Term Tax-Free Fund, Stable Income Fund and Ultra-Short Duration Bond Fund) if they are redeemed within one year from the date of purchase, unless the dealer of record waives its commission with a Fund's approval. Class A shares purchased at NAV in amounts of less than $1,000,000 have an initial sales charge and will not be assessed a CDSC.
/2/ On November 8, 2006, the Board of Trustees approved the establishment of Investor Class shares to the Dow Jones Target 2010, Dow Jones Target 2020, Dow Jones 2030, Dow Jones 2040 and Dow Jones Target Today Funds. The Investor Class is expected to commence operations on or about January 31, 2007.
/3/ On November 8, 2006 the Board of Trustees approved the establishment of the Dow Jones Target 2050 Fund, which is expected to commence operations on or about July 1, 2007.
/4/ On November 8, 2006 the Board of Trustees approved the establishment of the Emerging Growth Fund, which is expected to commence operations on or about January 31, 2007.

                                                                 Maximum
                                                                 Initial                      Maximum
Funds Trust Multi Class                                           Sales  Maximum  Maximum   Shareholder
Funds and Share Classes                                          Charge   CDSC   12b-1 Fee Servicing Fee
-----------------------                                          ------- ------- --------- -------------
24.Endeavor Select Fund
   Class A                                                        5.75    1.00^    None        0.25
   Class B                                                        None    5.00     0.75        0.25
   Class C                                                        None    1.00     0.75        0.25
   Administrator Class                                            None    None     None        0.25
   Institutional Class                                            None    None     None        None

25.Enterprise Fund
   Advisor Class                                                  None    None     None        0.25
   Administrator Class                                            None    None     None        0.25
   Institutional Class                                            None    None     None        None
   Investor Class                                                 None    None     None        0.25

26.Equity Income Fund
   Class A                                                        5.75    1.00^    None        0.25
   Class B                                                        None    5.00     0.75        0.25
   Class C                                                        None    1.00     0.75        0.25
   Administrator Class                                            None    None     None        0.25

27.Equity Index Fund
   Class A                                                        5.75    1.00^    None        0.25
   Class B                                                        None    5.00     0.75        0.25

28.Equity Value Fund
       Class A                                                    5.75    1.00^    None        0.25
       Class B                                                    None    5.00     0.75        0.25
       Class C                                                    None    1.00     0.75        0.25
       Administrator Class                                        None    None     None        0.25
     Institutional Class                                          None    None     None        None

29.Government Money Market Fund
       Administrator Class                                        None    None     None        0.10
       Class A                                                    None    None     None        0.25
       Institutional Class                                        None    None     None        None
       Service Class                                              None    None     None        0.25

30.Government Securities Fund
   Class C                                                        None    1.00     0.75        0.25
   Advisor Class                                                  None    None     None        0.25
   Administrator Class                                            None    None     None        0.25
   Investor Class                                                 None    None     None        0.25
   Institutional Class                                            None    None     None        None

31.Growth Balanced Fund
       Class A                                                    5.75    1.00^    None        0.25
       Class B                                                    None    5.00     0.75        0.25
       Class C                                                    None    1.00     0.75        0.25
       Administrator Class                                        None    None     None        0.25

32.Growth Equity Fund
       Class A                                                    5.75    1.00^    None        0.25
       Class B                                                    None    5.00     0.75        0.25
       Class C                                                    None    1.00     0.75        0.25
       Administrator Class                                        None    None     None        0.25
   Institutional Class                                            None    None     None        None

--------
^ Class A shares that are purchased at NAV in amounts of $1,000,000 or more have no initial sales charge and will be assessed a 1.00% CDSC (0.50% for the Short Duration Government Bond Fund, National Limited-Term Tax-Free Fund, Stable Income Fund and Ultra-Short Duration Bond Fund) if they are redeemed within one year from the date of purchase, unless the dealer of record waives its commission with a Fund's approval. Class A shares purchased at NAV in amounts of less than $1,000,000 have an initial sales charge and will not be assessed a CDSC.

                                                                 Maximum
                                                                 Initial                      Maximum
Funds Trust Multi Class                                           Sales  Maximum  Maximum   Shareholder
Funds and Share Classes                                          Charge   CDSC   12b-1 Fee Servicing Fee
-----------------------                                          ------- ------- --------- -------------
33.Growth and Income Fund
   Advisor Class                                                  None    None     None        0.25
   Administrator Class                                            None    None     None        0.25
   Investor Class                                                 None    None     None        0.25
   Institutional Class                                            None    None     None        None

34.Growth Fund
   Class C                                                        None    1.00     0.75        0.25
   Advisor Class                                                  None    None     None        0.25
   Administrator Class                                            None    None     None        0.25
   Investor Class                                                 None    None     None        0.25
   Institutional Class                                            None    None     None        None

35.Heritage Money Market Fund
   Institutional Class                                            None    None     None        None
   Administrator Class                                            None    None     None        0.10
   Select Class/5/                                                None    None     0.00        0.00

36.High Income Fund
   Advisor Class                                                  None    None     None        0.25
   Investor Class                                                 None    None     None        0.25
   Institutional Class                                            None    None     None        None

37.High Yield Bond Fund
       Class A                                                    4.50    1.00^    None        0.25
       Class B                                                    None    5.00     0.75        0.25
       Class C                                                    None    1.00     0.75        0.25

38.Income Plus Fund
       Class A                                                    4.50    1.00^    None        0.25
       Class B                                                    None    5.00     0.75        0.25
       Class C                                                    None    1.00     0.75        0.25

39.Index Fund
   Administrator Class                                            None    None     None        0.10
   Investor Class                                                 None    None     None        0.25

40.Inflation-Protected Bond Fund
       Class A                                                    4.50    1.00^    None        0.25
       Class B                                                    None    5.00     0.75        0.25
       Class C                                                    None    1.00     0.75        0.25
       Administrator Class                                        None    None     None        0.25

41.Intermediate Government Income Fund
       Class A                                                    4.50    1.00^    None        0.25
       Class B                                                    None    5.00     0.75        0.25
       Class C                                                    None    1.00     0.75        0.25
       Administrator Class                                        None    None     None        0.25

--------
/5/ On November 8, 2006, the Board of Trustees approved the establishment of the Select Class shares for the Cash Investment Money Market Fund and the Heritage Money Market Fund. The Select Class is expected to commence operations on or about July 1, 2007.
^ Class A shares that are purchased at NAV in amounts of $1,000,000 or more have no initial sales charge and will be assessed a 1.00% CDSC (0.50% for the Short Duration Government Bond Fund, National Limited-Term Tax-Free Fund, Stable Income Fund and Ultra-Short Duration Bond Fund) if they are redeemed within one year from the date of purchase, unless the dealer of record waives its commission with a Fund's approval. Class A shares purchased at NAV in amounts of less than $1,000,000 have an initial sales charge and will not be assessed a CDSC.

                                                                 Maximum
                                                                 Initial                      Maximum
Funds Trust Multi Class                                           Sales  Maximum  Maximum   Shareholder
Funds and Share Classes                                          Charge   CDSC   12b-1 Fee Servicing Fee
-----------------------                                          ------- ------- --------- -------------
42.International Core Fund
   Class A                                                        5.75    1.00^    None        0.25
   Class B                                                        None    5.00     0.75        0.25
   Class C                                                        None    1.00     0.75        0.25
   Administrator Class                                            None    None     None        0.25

43.International Equity Fund
       Class A                                                    5.75    1.00^    None        0.25
       Class B                                                    None    5.00     0.75        0.25
       Class C                                                    None    1.00     0.75        0.25
       Administrator Class                                        None    None     None        0.25
     Institutional Class                                          None    None     None        None

44.International Value Fund
       Class A                                                    5.75    1.00^    None        0.25
       Class B                                                    None    5.00     0.75        0.25
       Class C                                                    None    1.00     0.75        0.25
       Administrator Class                                        None    None     None        0.25
     Institutional Class                                          None    None     None        None

45.Large Cap Appreciation Fund
       Class A                                                    5.75    1.00^    None        0.25
       Class B                                                    None    5.00     0.75        0.25
       Class C                                                    None    1.00     0.75        0.25
       Administrator Class                                        None    None     None        0.25
     Institutional Class                                          None    None     None        None

46.Large Company Core Fund
   Class A                                                        5.75    1.00^    None        0.25
   Class B                                                        None    5.00     0.75        0.25
   Class C                                                        None    1.00     0.75        0.25
   Class Z                                                        None    None     None        0.25
   Administrator Class                                            None    None     None        0.25

47.Large Company Growth Fund
       Class A                                                    5.75    1.00^    None        0.25
       Class B                                                    None    5.00     0.75        0.25
       Class C                                                    None    1.00     0.75        0.25
   Class Z                                                        None    None     None        0.25
       Administrator Class                                        None    None     None        0.25
   Institutional Class                                            None    None     None        None

48.Mid Cap Disciplined Fund
   Administrator Class                                            None    None     None        0.25
   Institutional Class                                            None    None     None        None
   Investor Class                                                 None    None     None        0.25

49.Mid Cap Growth Fund
       Class A                                                    5.75    1.00^    None        0.25
       Class B                                                    None    5.00     0.75        0.25
       Class C                                                    None    1.00     0.75        0.25
   Class Z                                                        None    None     None        0.25

--------
^ Class A shares that are purchased at NAV in amounts of $1,000,000 or more have no initial sales charge and will be assessed a 1.00% CDSC (0.50% for the Short Duration Government Bond Fund, National Limited-Term Tax-Free Fund, Stable Income Fund and Ultra-Short Duration Bond Fund) if they are redeemed within one year from the date of purchase, unless the dealer of record waives its commission with a Fund's approval. Class A shares purchased at NAV in amounts of less than $1,000,000 have an initial sales charge and will not be assessed a CDSC.

                                                                 Maximum
                                                                 Initial                      Maximum
Funds Trust Multi Class                                           Sales  Maximum  Maximum   Shareholder
Funds and Share Classes                                          Charge   CDSC   12b-1 Fee Servicing Fee
-----------------------                                          ------- ------- --------- -------------
50.Minnesota Tax-Free Fund
       Class A                                                    4.50    1.00^    None        0.25
       Class B                                                    None    5.00     0.75        0.25
   Class C                                                        None    1.00     0.75        0.25
       Administrator Class                                        None    None     None        0.25
   Class Z                                                        None    None     None        0.25

51.Moderate Balanced Fund
       Class A                                                    5.75    1.00^    None        0.25
       Class B                                                    None    5.00     0.75        0.25
       Class C                                                    None    1.00     0.75        0.25
       Administrator Class                                        None    None     None        0.25

52.Money Market Fund
       Class A                                                    None    None     None        0.25
       Class B                                                    None    5.00     0.75        0.25
   Investor Class                                                 None    None     None        0.25

53.Municipal Bond Fund
   Class A                                                        5.75    1.00^    None        0.25
   Class B                                                        None    5.00     0.75        0.25
   Class C                                                        None    1.00     0.75        0.25
   Administrator Class                                            None    None     None        0.25
   Investor Class                                                 None    None     None        0.25

54.National Limited-Term Tax-Free Fund
       Class A                                                    3.00    0.50^    None        0.25
       Class B                                                    None    3.00     0.75        0.25
       Class C                                                    None    1.00     0.75        0.25
       Administrator Class                                        None    None     None        0.25

55.National Tax-Free Fund
       Class A                                                    4.50    1.00^    None        0.25
       Class B                                                    None    5.00     0.75        0.25
       Class C                                                    None    1.00     0.75        0.25
       Administrator Class                                        None    None     None        0.25

56.National Tax-Free Money Market Fund
       Class A                                                    None    None     None        0.25
       Institutional Class                                        None    None     None        None
   Administrator Class                                            None    None     None        0.10
       Service Class                                              None    None     None        0.25

57.Opportunity Fund
   Advisor Class                                                  None    None     None        0.25
   Administrator Class                                            None    None     None        0.25
   Investor Class                                                 None    None     None        0.25

58. Overseas Fund
   Investor Class                                                 None    None     None        0.25
   Institutional Class                                            None    None     None        None

--------
^ Class A shares that are purchased at NAV in amounts of $1,000,000 or more have no initial sales charge and will be assessed a 1.00% CDSC (0.50% for the Short Duration Government Bond Fund, National Limited-Term Tax-Free Fund, Stable Income Fund and Ultra-Short Duration Bond Fund) if they are redeemed within one year from the date of purchase, unless the dealer of record waives its commission with a Fund's approval. Class A shares purchased at NAV in amounts of less than $1,000,000 have an initial sales charge and will not be assessed a CDSC.

                                                                 Maximum
                                                                 Initial                      Maximum
Funds Trust Multi Class                                           Sales  Maximum  Maximum   Shareholder
Funds and Share Classes                                          Charge   CDSC   12b-1 Fee Servicing Fee
-----------------------                                          ------- ------- --------- -------------
59.Prime Investment Money Market Fund
       Institutional Class                                        None    None     None        None
       Service Class                                              None    None     None        0.25

60.Short Duration Government Bond Fund
       Class A                                                    3.00    0.50^    None        0.25
       Class B                                                    None    3.00     0.75        0.25
       Class C                                                    None    1.00     0.75        0.25
       Administrator Class                                        None    None     None        0.25
   Institutional Class                                            None    None     None        None

61.Short-Term Bond Fund
   Advisor Class                                                  None    None     None        0.25
   Investor Class                                                 None    None     None        0.25
   Institutional Class                                            None    None     None        None

62.Short-Term High Yield Bond Fund
   Advisor Class                                                  None    None     None        0.25
   Investor Class                                                 None    None     None        0.25

63.Short-Term Municipal Bond Fund
   Class C                                                        None    1.00     0.75        0.25
   Investor Class                                                 None    None     None        0.25

64.Small Cap Disciplined Fund
   Administrator Class                                            None    None     None        0.25
   Institutional Class                                            None    None     None        None
   Investor Class                                                 None    None     None        0.25

65.Small Cap Growth Fund
       Class A                                                    5.75    1.00^    None        0.25
       Class B                                                    None    5.00     0.75        0.25
       Class C                                                    None    1.00     0.75        0.25
       Administrator Class                                        None    None     None        0.25
   Class Z                                                        None    None     None        0.25
   Institutional Class                                            None    None     None        None

66.Small Cap Value Fund
   Class A                                                        5.75    1.00^    None        0.25
   Class B                                                        None    5.00     0.75        0.25
   Class C                                                        None    1.00     0.75        0.25
   Class Z                                                        None    None     None        0.25

67.Small Company Growth Fund
       Class A                                                    5.75    1.00^    None        0.25
       Class B                                                    None    5.00     0.75        0.25
       Class C                                                    None    1.00     0.75        0.25
       Administrator Class                                        None    None     None        0.25

68.Small Company Value Fund
       Class A                                                    5.75    1.00^    None        0.25
       Class B                                                    None    5.00     0.75        0.25
   Class C                                                        None    1.00     0.75        0.25
       Administrator Class                                        None    None     None        0.25

--------
^ Class A shares that are purchased at NAV in amounts of $1,000,000 or more have no initial sales charge and will be assessed a 1.00% CDSC (0.50% for the Short Duration Government Bond Fund, National Limited-Term Tax-Free Fund, Stable Income Fund and Ultra-Short Duration Bond Fund) if they are redeemed within one year from the date of purchase, unless the dealer of record waives its commission with a Fund's approval. Class A shares purchased at NAV in amounts of less than $1,000,000 have an initial sales charge and will not be assessed a CDSC.

                                                                 Maximum
                                                                 Initial                      Maximum
Funds Trust Multi Class                                           Sales  Maximum  Maximum   Shareholder
Funds and Share Classes                                          Charge   CDSC   12b-1 Fee Servicing Fee
-----------------------                                          ------- ------- --------- -------------
69.Small/Mid Cap Value Fund
   Administrator Class                                            None    None     None        0.25
   Institutional Class                                            None    None     None        None
   Investor Class                                                 None    None     None        0.25

70.Specialized Financial Services Fund
   Class A                                                        5.75    1.00^    None        0.25
   Class B                                                        None    5.00     0.75        0.25
   Class C                                                        None    1.00     0.75        0.25

71.Specialized Health Sciences Fund
       Class A                                                    5.75    1.00^    None        0.25
       Class B                                                    None    5.00     0.75        0.25
       Class C                                                    None    1.00     0.75        0.25

72.Specialized Technology Fund
       Class A                                                    5.75    1.00^    None        0.25
       Class B                                                    None    5.00     0.75        0.25
       Class C                                                    None    1.00     0.75        0.25
   Class Z                                                        None    None     None        0.25

73.Stable Income Fund
       Class A                                                    2.00    0.50^    None        0.25
       Class B                                                    None    1.50     0.75        0.25
       Class C                                                    None    1.00     0.75        0.25
       Administrator Class                                        None    None     None        0.25

74.Strategic Income Fund
   Class A                                                        4.50    1.00^    None        0.25
   Class B                                                        None    5.00     0.75        0.25
   Class C                                                        None    1.00     0.75        0.25

75.Strategic Small Cap Value Fund
   Class A                                                        5.75    1.00^    None        0.25
   Class C                                                        None    1.00     0.75        0.25
   Administrator Class                                            None    None     None        0.25

76.Total Return Bond Fund
   Class A                                                        4.50    1.00^    None        0.25
   Class B                                                        None    5.00     0.75        0.25
   Class C                                                        None    1.00     0.75        0.25
   Administrator Class                                            None    None     None        0.25
   Class Z                                                        None    None     None        0.25
   Institutional Class                                            None    None     None        None

77.Treasury Plus Money Market Fund
       Class A                                                    None    None     None        0.25
       Institutional Class                                        None    None     None        None
       Service Class                                              None    None     None        0.25

--------
^ Class A shares that are purchased at NAV in amounts of $1,000,000 or more have no initial sales charge and will be assessed a 1.00% CDSC (0.50% for the Short Duration Government Bond Fund, National Limited-Term Tax-Free Fund, Stable Income Fund and Ultra-Short Duration Bond Fund) if they are redeemed within one year from the date of purchase, unless the dealer of record waives its commission with a Fund's approval. Class A shares purchased at NAV in amounts of less than $1,000,000 have an initial sales charge and will not be assessed a CDSC.

                                                                 Maximum
                                                                 Initial                      Maximum
Funds Trust Multi Class                                           Sales  Maximum  Maximum   Shareholder
Funds and Share Classes                                          Charge   CDSC   12b-1 Fee Servicing Fee
-----------------------                                          ------- ------- --------- -------------
78.Ultra-Short Duration Bond Fund
   Class A                                                        2.00    0.50^    None        0.25
   Class B                                                        None    1.50     0.75        0.25
   Class C                                                        None    1.00     0.75        0.25
   Class Z                                                        None    None     None        0.25

79.Ultra Short-Term Income Fund
   Administrator Class                                            None    None     None        0.25
   Advisor Class                                                  None    None     None        0.25
   Investor Class                                                 None    None     None        0.25
   Institutional Class                                            None    None     None        None

80.Ultra Short-Term Municipal Income Fund
   Advisor Class                                                  None    None     None        0.25
   Investor Class                                                 None    None     None        0.25
   Institutional Class                                            None    None     None        None

81.U.S. Value Fund
   Class A                                                        5.75    1.00^    None        0.25
   Class B                                                        None    5.00     0.75        0.25
   Class C                                                        None    1.00     0.75        0.25
   Class Z                                                        None    None     None        0.25
   Administrator Class                                            None    None     None        0.25

82.Value Fund
   Class A                                                        5.75    1.00^    None        0.25
   Class B                                                        None    5.00     0.75        0.25
   Class C                                                        None    1.00     0.75        0.25
   Investor Class                                                 None    None     None        0.25
   Administrator Class                                            None    None     None        0.25

83.Wisconsin Tax-Free Fund
   Class C                                                        None    1.00     0.75        0.25
   Investor Class                                                 None    None     None        0.25

84.100% Treasury Money Market Fund
       Class A                                                    None    None     None        0.25
       Service Class                                              None    None     None        0.25

Appendix A amended: November 8, 2006

--------
^ Class A shares that are purchased at NAV in amounts of $1,000,000 or more have no initial sales charge and will be assessed a 1.00% CDSC (0.50% for the Short Duration Government Bond Fund, National Limited-Term Tax-Free Fund, Stable Income Fund and Ultra-Short Duration Bond Fund) if they are redeemed within one year from the date of purchase, unless the dealer of record waives its commission with a Fund's approval. Class A shares purchased at NAV in amounts of less than $1,000,000 have an initial sales charge and will not be assessed a CDSC.

                                  APPENDIX B

                                                                Class-Level
Multi-Class Funds and Classes                                Administration Fee
-----------------------------                                ------------------
Non-Money Market Funds
Class A, Class B, Class C, Class D and Advisor Class                0.28%
Administrator Class                                                 0.10%
Institutional Class                                                 0.08%
Class Z and Investor Class                                          0.45%

Money Market Funds
Class A, Class B, Class C                                           0.22%
Service Class                                                       0.12%
Administrator Class                                                 0.10%
Institutional Class                                                 0.08%
Class Z and Investor Class                                          0.39%
Select Class                                                        0.09%

Appendix B amended: November 8, 2006

                                      B-1